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                                                            Exhibit 23 (h)(5)(v)

                                   SCHEDULE A

            TO THE AMENDED AND RESTATED MANAGEMENT SERVICES AGREEMENT
                    BETWEEN PROFUNDS AND PROFUND ADVISORS LLC

                             AS OF DECEMBER 17, 2003

Bull ProFund                               ProFund VP Bull
Mid-Cap ProFund                            ProFund VP Mid-Cap
Small-Cap ProFund                          ProFund VP Small-Cap
OTC ProFund                                ProFund VP OTC
Europe 30 ProFund                          ProFund VP Japan
Mid-Cap Value ProFund                      ProFund VP Europe 30
Mid-Cap Growth ProFund                     ProFund VP Mid-Cap Value
Small-Cap Value ProFund                    ProFund VP Mid-Cap Growth
Small-Cap Growth ProFund                   ProFund VP Small-Cap Value
UltraBull ProFund                          ProFund VP Small-Cap Growth
UltraMid-Cap ProFund                       ProFund VP Bull Plus
UltraSmall-Cap ProFund                     ProFund VP UltraBull
UltraOTC ProFund                           ProFund VP UltraMid-Cap
UltraJapan ProFund                         ProFund VP UltraSmall-Cap
Bear ProFund                               ProFund VP UltraEurope
UltraBear ProFund                          ProFund VP UltraOTC
UltraShort OTC ProFund                     ProFund VP Bear
Money Market ProFund                       ProFund VP UltraBear
Airlines UltraSector ProFund               ProFund VP UltraShort OTC
Banks UltraSector ProFund                  ProFund VP Airlines
Basic Materials UltraSector ProFund        ProFund VP Banks
Biotechnology UltraSector ProFund          ProFund VP Basic Materials
Consumer Cyclical UltraSector ProFund      ProFund VP Biotechnology
Consumer Non-Cyclical UltraSector ProFund  ProFund VP Consumer Cyclical
Energy UltraSector ProFund                 ProFund VP Consumer Non-Cyclical
Leisure Goods & Services UltraSector       ProFund VP Energy
ProFund                                    ProFund VP Internet
Financial UltraSector ProFund              ProFund VP Leisure Goods & Services
Healthcare UltraSector ProFund             ProFund VP Financial
Industrial UltraSector ProFund             ProFund VP Healthcare
Internet UltraSector ProFund               ProFund VP Industrial
Oil Drilling Equipment & Services          ProFund VP Oil Drilling Equipment &
UltraSector ProFund                        Services
Pharmaceuticals UltraSector ProFund        ProFund VP Pharmaceuticals
Precious Metals UltraSector ProFund        ProFund VP Precious Metals
Real Estate UltraSector ProFund            ProFund VP Real Estate
Semiconductor UltraSector ProFund          ProFund VP Semiconductor
Technology UltraSector ProFund             ProFund VP Technology
Telecommunications UltraSector ProFund     ProFund VP Telecommunications
Utilities UltraSector ProFund              ProFund VP Utilities

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                                                            Exhibit 23 (h)(5)(v)

Wireless Communications UltraSector        ProFund VP Wireless Communications
ProFund                                    ProFund VP Money Market
Asia 30 ProFund                            ProFund VP Asia 30
UltraDow 30 ProFund                        ProFund VP UltraDow 30
U.S. Government Plus ProFund               ProFund VP U.S. Government Plus
Short OTC ProFund                          ProFund VP Short OTC
Short Small-Cap ProFund                    ProFund VP Short Small-Cap
Rising Rates Opportunity ProFund           ProFund VP Rising Rates
Large-Cap Value ProFund                    Opportunity
Large-Cap Growth ProFund                   ProFund VP Large-Cap Value
Dow 30 ProFund                             ProFund VP Large-Cap Growth
Short Dow 30 ProFund
Short Mid-Cap ProFund
UltraShort Dow 30 ProFund
UltraShort Mid-Cap ProFund
UltraShort Small-Cap ProFund

PROFUND ADVISORS LLC                      PROFUNDS
a Maryland limited liability company      a Delaware business trust


By:  /s/ Michael L. Sapir                 By:  /s/ Louis M. Mayberg
     ---------------------------------         ---------------------------------
     Michael L. Sapir                          Louis M. Mayberg
     Chairman and Chief Executive              President
     Officer

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